Rule 497(e)

File Nos. 333-194044 and 811-08183

SCHWAB ONESOURCE CHOICE VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated October 6, 2017

to the Prospectus dated May 1, 2017

This Supplement amends certain information contained in the Prospectus dated May 1, 2017.

The Board of Trustees of the Sentinel Variable Products Trust has approved the reorganization of several Sentinel Variable Products Funds (including the Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, and Sentinel Variable Products Small Company Fund; together the “Sentinel VP Funds”) into a newly created series of Touchstone Variable Series Trust, which are advised by Touchstone Advisors, Inc. The reorganization is proposed to be effective on or about October 27, 2017 (the “Reorganization Date”).

The Sentinel Variable Products Bond Fund will be reorganized into the Touchstone Balanced Fund.

The Sentinel Variable Products Common Stock Fund will be reorganized into the Touchstone Common Stock Fund.

The Sentinel Variable Products Small Company Fund will be reorganized into the Touchstone Small Company Fund.

Contract Owners may transfer assets out of the Sub-Accounts for the Sentinel VP Funds at any time prior to the Reorganization Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business October 26, 2017, the Sentinel VP Funds will close to new investors and new contributions. Effective as of the close of business on the Reorganization Date, any assets remaining in the Sub-Accounts for the Sentinel VP Funds will become invested in the Sub-Account for the corresponding Touchstone Variable Series Trust. Contract Owners using custom transfer features such as Dollar Cost Averaging or Rebalancer in the Sentinel VP Funds may continue using such features, and any allocations made to the Sub-Accounts for the Sentinel VP Funds will be automatically directed to the Sub-Account for the corresponding Touchstone Variable Series Trust.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.

REG99265NY-00

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